                                                                     EXHIBIT 3.2


                                BY-LAW NO. 2003-1




                   A BY-LAW RELATING GENERALLY TO THE CONDUCT
                 OF THE BUSINESS AND AFFAIRS OF SR TELECOM INC.,
                         A CANADIAN FEDERAL CORPORATION

                                TABLE OF CONTENTS



SECTION 1 - INTERPRETATION........................................................................................1
        1.1       Definitions.....................................................................................1
        1.2       Other Definitions...............................................................................2
SECTION 2 - GENERAL BUSINESS......................................................................................3
        2.1       Registered Office...............................................................................3
        2.2       Corporate Seal..................................................................................3
        2.3       Financial Year..................................................................................3
        2.4       Execution of Instruments........................................................................3
        2.5       Banking Arrangements............................................................................3
        2.6       Voting Rights in Other Bodies Corporate.........................................................3
SECTION 3 - BORROWING AND SECURITY................................................................................4
        3.1       Borrowing Power.................................................................................4
        3.2       Delegation......................................................................................4
SECTION 4 - DIRECTORS.............................................................................................4
        4.1       Duties of Directors.............................................................................4
        4.2       Number of Directors.............................................................................4
        4.3       Qualification...................................................................................5
        4.4       Election and Term...............................................................................5
        4.5       Removal of Directors............................................................................5
        4.6       Ceasing to Hold Office..........................................................................6
        4.7       Filling Vacancies...............................................................................6
        4.8       Action by the Board.............................................................................6
        4.9       Conflict of Interest............................................................................6
        4.10      Remuneration and Expenses.......................................................................6
SECTION 5 - MEETINGS OF DIRECTORS.................................................................................7
        5.1       Resident Canadian Directors at Meetings.........................................................7
        5.2       Meeting by Telephone or Electronic Facilities...................................................7
        5.3       Calling of Meetings.............................................................................7
        5.4       Notice of Meeting...............................................................................7
        5.5       Waiver of Notice................................................................................7
        5.6       First Meeting of New Board......................................................................7
        5.7       Adjourned Meeting...............................................................................8
        5.8       Regular Meetings................................................................................8
        5.9       Chairperson and Secretary.......................................................................8
        5.10      Quorum..........................................................................................8
        5.11      Votes to Govern.................................................................................8
        5.12      Casting Vote....................................................................................8
        5.13      Resolution in Lieu of Meeting...................................................................8
SECTION 6 - COMMITTEES............................................................................................8
        6.1       Committees of the Board.........................................................................8
        6.2       Transaction of Business.........................................................................9
        6.3       Advisory Bodies.................................................................................9
        6.4       Procedure.......................................................................................9

                                       (i)



SECTION 7 - OFFICERS..............................................................................................9
        7.1       Appointment.....................................................................................9
        7.2       Chairperson of the Board........................................................................9
        7.3       Managing Director..............................................................................10
        7.4       President......................................................................................10
        7.5       Vice-President.................................................................................10
        7.6       Secretary .....................................................................................10
        7.7       Treasurer......................................................................................10
        7.8       Powers and Duties of Officers..................................................................10
        7.9       Term of Office ................................................................................11
        7.10      Conflict of Interest...........................................................................11
        7.11      Fidelity Bonds.................................................................................11
SECTION 8 - PROTECTION OF DIRECTORS, OFFICERS AND OTHERS.........................................................11
        8.1       Limitation of Liability........................................................................11
        8.2       Indemnity......................................................................................11
        8.3       Insurance......................................................................................12
SECTION 9 - SECURITIES...........................................................................................12
        9.1       Options or Rights..............................................................................12
        9.2       Securities Register............................................................................12
        9.3       Registration of Transfers......................................................................13
        9.4       Transfer Agents and Registrars.................................................................13
        9.5       Non-recognition of Trusts......................................................................13
        9.6       Security Certificates..........................................................................13
        9.7       Replacement of Security Certificates...........................................................14
        9.8       Joint Holders..................................................................................14
        9.9       Deceased Holders...............................................................................14
        9.10      Enforcement of Lien............................................................................14
SECTION 10 - DIVIDENDS AND RIGHTS................................................................................15
        10.1      Dividends......................................................................................15
        10.2      Dividend Cheques...............................................................................16
        10.3      Non-receipt or Loss of Cheques.................................................................16
        10.4      Currency of Dividends..........................................................................16
        10.5      Record Date for Dividends and Rights...........................................................16
        10.6      Unclaimed Dividends............................................................................16
SECTION 11 - MEETINGS OF SHAREHOLDERS............................................................................16
        11.1      Annual Meetings................................................................................16
        11.2      Special Meetings...............................................................................16
        11.3      Meeting Held by Electronic Means...............................................................17
        11.4      Place of Meetings..............................................................................17
        11.5      Notice of Meetings.............................................................................17
        11.6      List of Shareholders Entitled to Notice........................................................18
        11.7      Record Date for Notice.........................................................................18
        11.8      Meetings Without Notice........................................................................18
        11.9      Chairperson, Secretary and Scrutineers.........................................................19
        11.10     Persons Entitled to be Present.................................................................19
        11.11     Quorum.........................................................................................19
        11.12     Right to Vote..................................................................................19
        11.13     Proxyholders and Representatives...............................................................19

                                                               (ii)



        11.14      Time for Deposit of Proxies....................................................................20
        11.15      Joint Shareholders.............................................................................20
        11.16      Votes to Govern................................................................................20
        11.17      Casting Vote...................................................................................20
        11.18      Show of Hands..................................................................................20
        11.19      Ballots........................................................................................20
        11.20      Adjournment....................................................................................20
        11.21      Resolution in Lieu of Meeting..................................................................21
        11.22      Only One Shareholder...........................................................................21
SECTION 12 - NOTICES..............................................................................................21
        12.1       Method of Giving Notices.......................................................................21
        12.2       Notice to Joint Shareholders...................................................................21
        12.3       Computation of Time............................................................................22
        12.4       Undelivered Notices............................................................................22
        12.5       Omissions and Errors...........................................................................22
        12.6       Persons Entitled by Death or Operation of Law..................................................22
        12.7       Waiver of Notice...............................................................................22
SECTION 13 - EFFECTIVE DATE.......................................................................................22
        13.1       Effective Date.................................................................................22
        13.2       Paramountcy....................................................................................22
        13.3       Repeal.........................................................................................23


                                BY-LAW NO. 2003-1

                   A BY-LAW RELATING GENERALLY TO THE CONDUCT
                 OF THE BUSINESS AND AFFAIRS OF SR TELECOM INC.,
                         A CANADIAN FEDERAL CORPORATION

SECTION 1 - INTERPRETATION

1.1 DEFINITIONS. In the By-laws of the Corporation, unless the context otherwise requires:

(1) "ACT" means the Canada Business Corporations Act, R.S.C. 1985, Chapter C-44, c. B.16, or any statute that may be substituted for it, as from time to time amended;

(2)  "APPOINT" includes "elect" and vice versa;

(3) "ARTICLES" means the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of arrangement, articles of continuance, articles of dissolution, articles of reorganization and articles of revival of the Corporation and includes any amendments thereto;

(4) "BOARD" means the board of directors of the Corporation, and "DIRECTOR" means a member of the Board;

(5) "BY-LAWS" means these by-laws and all other by-laws of the Corporation from time to time in force and effect;

(6)  "CORPORATION" means SR Telecom Inc.;

(7) "DEFAULTING SHAREHOLDER" means a shareholder of the Corporation who defaults in the payment of any Shareholder Debt when the same becomes due and payable;

(8) "ENTITY" means a body corporate, a partnership, a trust, a joint venture or an unincorporated association or organization;

(9) "LIENED SHARES" means the whole or any part of the shares registered in the name of a Defaulting Shareholder;

(10) "MEETING OF SHAREHOLDERS" means an annual meeting of shareholders and a special meeting of shareholders;

(11) "NON-BUSINESS DAY" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada) as from time to time amended;

(12) "RECORDED ADDRESS" means:

     (a) in the case of a shareholder, his or her address as recorded in the securities register;

     (b) in the case of joint shareholders, the address appearing in the securities register in respect of the joint holding or the first address so appearing if there is more than one;

     (c) in the case of an officer, auditor or member of a committee of the Board, his or her latest address as recorded in the records of the Corporation; and

     (d) in the case of a Director, his or her latest address as recorded in the most recent notice filed under the Act;

(13) "RESIDENT CANADIAN" means an individual who is:

     (a)  a Canadian citizen ordinarily resident in Canada;

     (b) a Canadian citizen not ordinarily resident in Canada who is a member of a prescribed class of persons as defined in the regulations to the Act; or

     (c) a permanent resident within the meaning of the Immigration Act (Canada) and ordinarily resident in Canada, except a permanent resident who has been ordinarily resident in Canada for more than one year after the time at which he or she first became eligible to apply for Canadian citizenship;

(14) "SHAREHOLDER DEBT" means any principal or interest due in respect of any indebtedness owing by the holder of shares of any class or series in the Corporation, including, without limitation, an amount unpaid in respect of a share issued by a body corporate on the date it was continued under this Act;

(15) "SPECIAL MEETING OF SHAREHOLDERS" includes a meeting of any class or classes of shareholders and a special meeting of all shareholders entitled to vote at an annual meeting of shareholders; and

(16) "UNANIMOUS SHAREHOLDER AGREEMENT" means an otherwise lawful written agreement among all of the shareholders of the Corporation or among all such shareholders and one or more persons who are not shareholders, or a written declaration of the beneficial owner of all of the issued shares of the Corporation, that restricts in whole or in part the powers of the Directors to manage or supervise the management of the business and affairs of the Corporation, as from time to time amended.

1.2 OTHER DEFINITIONS. Other than as specified above, words and expressions defined in the Act, have the same meanings when used herein. Words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing a person include an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate and a natural person in his capacity as trustee, executor, administrator or other legal representative.

SECTION 2 - GENERAL BUSINESS

2.1 REGISTERED OFFICE. The registered office of the Corporation shall be in the province or territory within Canada specified in its Articles from time to time, and at such location therein as the Board may from time to time determine.

2.2 CORPORATE SEAL. The Corporation may, but need not, adopt a corporate seal and, if one is adopted, it may be changed from time to time by the Board.

2.3 FINANCIAL YEAR. The Board may, by resolution, fix the financial year-end of the Corporation and may from time to time, by resolution, change the financial year-end of the Corporation.

2.4 EXECUTION OF INSTRUMENTS.

(1) Deeds, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by any two (2) of the President, Vice-President, General Manager, Treasurer, Secretary or other officer of the Corporation or any two (2) directors of the Corporation.

(2) In addition, the Board may from time to time authorize any other person or persons to sign any particular instruments.

(3) The secretary, or any other officer or any Director, may sign certificates and similar instruments (other than share certificates) on the Corporation's behalf with respect to any factual matters relating to the Corporation's business and affairs, including, without limitation, certificates verifying copies of the Articles, By-laws, resolutions and minutes of meetings of the Corporation. Any signing officer may affix the corporate seal to any instrument requiring the same.

(4) The signature of any person authorized to sign on behalf of the Corporation may, if specifically authorized by resolution of the Board, be written, printed, stamped, engraved, lithographed or otherwise mechanically reproduced or may be an electronic signature. Anything so signed shall be as valid as if it had been signed manually, even if that person has ceased to hold office when anything so signed is issued or delivered, until revoked by resolution of the Board.

2.5 BANKING ARRANGEMENTS. The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies, credit unions or other bodies corporate or organizations as may from time to time be designated by or under the authority of the Board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the Board may from time to time prescribe.

2.6 VOTING RIGHTS IN OTHER BODIES CORPORATE. The signing officers of the Corporation under Section 2.4 may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments shall be in favour of such persons as may be determined by the officers executing or arranging for the same. In addition, the Board may from time to time direct the manner in which and the persons by whom any particular voting rights or class of voting rights may or shall be exercised.

SECTION 3 - BORROWING AND SECURITY

3.1 BORROWING POWER

(1) Without limiting the borrowing powers of the Corporation as set forth in the Act, but subject to the Articles and any Unanimous Shareholder Agreement, the Board may from time to time on behalf of the Corporation, without authorization of the shareholders:

     (a)  borrow money upon the credit of the Corporation;

     (b) issue, reissue, sell or pledge bonds, debentures, notes or other debt obligations or guarantees of the Corporation, whether secured or unsecured;

     (c) give, directly or indirectly, financial assistance to any person by means of a loan, a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person, or otherwise; and

     (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation, including, without limitation, accounts, rights, powers, franchises and undertakings to secure any such bonds, debentures, notes or other debt obligations or guarantees or any other present or future indebtedness, liability or obligation of the Corporation.

(2) Nothing in Section 3.1(1) limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.2 DELEGATION. Subject to the Act, the Articles and any Unanimous Shareholder Agreement, the Board may from time to time delegate to a committee of the Board, a Director or an officer of the Corporation, or any other person as may be designated by the Board, all or any of the powers conferred on the Board by
Section 3.1 or by the Act to such extent and in such manner as the Board may determine at the time of such delegation.

SECTION 4 - DIRECTORS

4.1 DUTIES OF DIRECTORS. Subject to any Unanimous Shareholder Agreement, the Board shall manage or supervise the management of the business and affairs of the Corporation.

4.2 NUMBER OF DIRECTORS. Until changed in accordance with the Act, the Board shall consist of not fewer than the minimum number and not more than the maximum number of directors as set out in the Articles.

4.3 QUALIFICATION.

(1) No person shall be qualified for election or appointment as a Director if he or she:

     (a)  is less than 18 years of age;

     (b) is of unsound mind and has been so found by a court in Canada or elsewhere;

     (c)  is not an individual; or

     (d)  has the status of a bankrupt.

(2) A Director need not be a shareholder.

(3) No fewer than 25% of the Directors shall be resident Canadians.

4.4 ELECTION AND TERM.

(1) Directors shall be elected by the shareholders at the first meeting of shareholders after the effective date of this By-law and at each succeeding annual meeting at which an election of Directors is required, and shall hold office until the next annual meeting of shareholders or, if elected for an expressly stated term, for a term expiring not later than the close of the third annual meeting of shareholders following the election.

(2) The election of Directors shall be by resolution, or if demanded by a shareholder or a proxy holder, by ballot.

(3) If an election of Directors is not held at the proper time, the incumbent Directors shall continue in office until their successors are elected.

(4) An individual who is elected or appointed to hold office as a Director is not a Director and is deemed not to have been elected or appointed to hold office as a Director unless:

     (a) he or she was present at the meeting when the election or appointment took place and he or she did not refuse to hold office as a director; or

     (b) he or she was not present at the meeting when the election or appointment took place, and:

          (i) he or she consented to hold office as a Director in writing before the election or appointment or within 10 days after it; or

          (ii) he or she has acted as a Director pursuant to the election or appointment.

4.5 REMOVAL OF DIRECTORS. Subject to the Act, the shareholders may by ordinary resolution passed, at an annual or special meeting of shareholders, remove any Director from office, and the vacancy created by such removal may be filled at the same meeting, failing which it may be filled by the Board.

4.6 CEASING TO HOLD OFFICE. A Director ceases to hold office when:

     (a)  he or she dies;

     (b)  he or she is removed from office by the shareholders;

     (c)  he or she ceases to be qualified for election as a Director; or

     (d) his or her written resignation is received by the Corporation, or, if a time is specified in such resignation, at the time so specified, whichever is later.

4.7 FILLING VACANCIES. Subject to the Act and any Unanimous Shareholder Agreement, a quorum of the Board may fill a vacancy in the Board, except for a vacancy resulting from:

     (a)  an increase in the number or minimum number of Directors;

     (b) a failure of the shareholders to elect the number or minimum number of Directors provided for in the Articles; or

     (c) where the Articles of the Corporation so provide, the Directors may appoint one or more Directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of Directors so appointed may not exceed one-third the number of Directors elected at the last annual meeting of shareholders.

4.8 ACTION BY THE BOARD. Subject to any Unanimous Shareholder Agreement, the Board shall exercise its powers by or pursuant to a By-law or resolution either by the signatures of the all the Directors then in office, if constituting a quorum or passed at a meeting of the Directors at which a quorum is present and at which no fewer than 25% of the Directors present are resident Canadians. Where there is a vacancy in the Board, the remaining directors may exercise all the powers of the Board so long as a quorum remains in office.

4.9 CONFLICT OF INTEREST. A Director who is a party to, or who is a director or officer of or has a material interest in any person who is a party to, a material contract or transaction or proposed material contract or transaction with the Corporation shall disclose in writing to the Corporation, or request to have entered in the minutes of the meeting of Directors, the nature and extent of his or her interest at the time and in the manner provided by the Act. Such a Director shall not vote on any resolution to approve the same except as provided by the Act.

4.10 REMUNERATION AND EXPENSES. Subject to any Unanimous Shareholder Agreement, the Directors shall be paid such remuneration for their services as the Board may from time to time determine. The Directors shall also be entitled to be reimbursed for traveling and other expenses properly incurred by them in attending meetings of the Board or any committee thereof. Nothing herein contained shall preclude any Director from serving the Corporation in any other capacity and receiving remuneration therefor.

SECTION 5 - MEETINGS OF DIRECTORS

5.1 RESIDENT CANADIAN DIRECTORS AT MEETINGS. Subject to the Act and any Unanimous Shareholder Agreement, the Board shall not transact business at a meeting, unless the required number of resident Canadian Directors is present, except where:

     (a) a resident Canadian Director who is unable to be present approves in writing or by telephonic, electronic or other communication facility, the business transacted at the meeting; and

     (b) the required number of resident Canadian Directors would have been present had that Director been present at the meeting.

5.2 MEETING BY TELEPHONE OR ELECTRONIC FACILITIES. If all the Directors of the Corporation consent thereto generally or in respect of a particular meeting, a Director may participate in a meeting of the Board or of a committee of the Board by means of such telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, and a Director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the Board and of committees of the Board.

5.3 CALLING OF MEETINGS. Meetings of the Board shall be held from time to time at such time and at such place as the Board, the chairperson of the Board, the managing director, the president or any two Directors may determine.

5.4 NOTICE OF MEETING. Notice of the time and place of each meeting of the Board shall be given in the manner provided in Section 12 to each Director:

     (a) not less than 48 hours before the time when the meeting is to be held if the notice is mailed; or

     (b) not less than 24 hours before the time the meeting is to be held if the notice is given personally, is delivered or sent by any means of transmitted or recorded communication.

     A notice of a meeting of Directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business or the general nature thereof to be specified.

5.5 WAIVER OF NOTICE. A Director may in any manner or at any time waive notice of or otherwise consent to a meeting of the Board. Attendance of a Director at a meeting of the Board shall constitute a waiver of notice of that meeting except where a Director attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting has not been properly called.

5.6 FIRST MEETING OF NEW BOARD. As long as a quorum of Directors is present, each newly elected Board may without notice hold its first meeting immediately following the meeting of shareholders at which such Board is elected.

5.7 ADJOURNED MEETING. Notice of an adjourned meeting of the Board is not required if the time and place of the adjourned meeting is announced at the original meeting.

5.8 REGULAR MEETINGS. The Board may appoint a day or days in any month or months for regular meetings of the Board at a place and hour to be named. A copy of any resolution of the Board fixing the place and time of such regular meetings shall be sent to each Director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

5.9 CHAIRPERSON AND SECRETARY. The chairperson of any meeting of the Board shall be the first mentioned of such of the following officers as have been appointed and who is a Director and is present at the meeting: chairperson of the Board; managing director; or president. If no such officer is present, the Directors present shall choose one of their number to be chairperson. The secretary of the Corporation shall act as secretary of any meeting of the Board, and, if the secretary of the Corporation is absent, the chairperson of the meeting shall appoint a person who need not be a Director to act as secretary of the meeting.

5.10 QUORUM. Subject to Section 5.1 and any Unanimous Shareholder Agreement, a majority of the Directors constitutes a quorum at a meeting of the Board.

5.11 VOTES TO GOVERN. At all meetings of the Board, every question shall, subject to any Unanimous Shareholder Agreement, be decided by a majority of the votes cast on the question. Unless a ballot is demanded, an entry in the minutes of a meeting to the effect that the chairperson of the meeting declared a resolution to be carried or defended is, in the absence of evidence to the contrary, proof of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

5.12 CASTING VOTE. In case of an equality of votes at a meeting of the Board, the chairperson of the meeting shall, subject to any Unanimous Shareholder Agreement, not be entitled to a second or casting vote.

5.13 RESOLUTION IN LIEU OF MEETING. A resolution in writing, signed by all the Directors entitled to vote on that resolution at a meeting of Directors, is as valid as if it had been passed at a meeting of Directors.

SECTION 6 - COMMITTEES

6.1 COMMITTEES OF THE BOARD. The Board may appoint from their number one or more committees of the Board, however designated, and delegate to any such committee any of the powers of the Board, except powers to:

     (a) submit to the shareholders any question or matter requiring the approval of the shareholders;

     (b) fill a vacancy among the Directors or in the office of auditor or appoint additional

              Directors;

     (c) issue securities or shares of a series, except as authorized by the Directors;

     (d) declare dividends, purchase, redeem or otherwise acquire shares issued by the Corporation;

     (e) pay a commission for the sale of shares of the Corporation except as authorized by the Directors;

     (f) approve a management proxy circular, a take-over bid circular or directors' circular;

     (g)  approve any financial statements; and

     (h)  adopt, amend or repeal By-laws.

6.2 TRANSACTION OF BUSINESS. Subject to the provisions of Section 6.1, the powers of a committee of the Board may be exercised at a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Canada.

6.3 ADVISORY BODIES. The Board may from time to time appoint such advisory bodies as it may deem advisable.

6.4 PROCEDURE. Unless otherwise determined by the Board, each committee and advisory body shall have the power to fix its quorum at not less than a majority of its members, to elect its chairperson and to regulate its procedure. To the extent that the Board or the committee does not establish rules to regulate the procedure of the committee, the provisions of these By-laws applicable to meetings of the Board shall apply with all necessary modifications except that no member of the committee need be a resident Canadian and no meeting of the committee requires a resident Canadian to be present thereat.

SECTION 7 - OFFICERS

7.1 APPOINTMENT. Subject to any Unanimous Shareholder Agreement, the Board may from time to time designate the offices of the Corporation and from time to time appoint a chairperson of the Board, managing director, president, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary, a treasurer and such other officers as the Board may determine, including, without limitation, one or more assistants to any of the officers so appointed. One person may hold more than one office. The Board may specify the duties of and, in accordance with these By-laws and subject to the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Except for the chairperson of the Board and the managing director, an officer may but need not be a Director.

7.2 CHAIRPERSON OF THE BOARD. The Board may from time to time appoint a chairperson of the Board who shall be a Director. If appointed, the Board may assign to the chairperson of the

Board any of the powers and duties that are by any provisions of these By-laws assigned to the managing director or to the president. The chairperson shall have such other powers and duties as the Board may specify.

7.3 MANAGING DIRECTOR. The Board may from time to time appoint a managing director who shall be a Director. If appointed, the managing director shall be the chief executive officer and, subject to the authority of the Board, shall have general supervision of the business and affairs of the Corporation. The managing director shall have such other powers and duties as the Board may specify. During the absence or disability of the president, or if no president has been appointed, the managing director shall also have the powers and duties of that office.

7.4 PRESIDENT. If appointed, the president shall be the chief operating officer and subject to the authority of the Board shall have general supervision of the business of the Corporation. The president shall have such other powers and duties as the Board may specify. During the absence or disability of the managing director, or if no managing director has been appointed, the president shall also have the powers and duties of that office.

7.5 VICE-PRESIDENT. A vice-president shall have such powers and duties as the Board or the chief executive officer, if any, may specify. During the absence or disability of the president, his/her duties may be performed and his/her powers exercised by the vice-president, or if there are more than one, by the vice-presidents in order of seniority (or as determined by the Board) but no vice-president shall preside at a meeting of the Board or shareholders unless qualified to attend the meeting as a director or shareholder. If a vice-president exercises any such duty or power, the absence or disability of the president shall be presumed.

7.6 SECRETARY. Unless otherwise determined by the Board, the secretary shall attend and be the secretary of all meetings of the Board, shareholders and committees of the Board that he or she attends. The secretary shall enter or cause to be entered in records kept for that purpose minutes of all proceedings at meetings of the Board, shareholders and committees of the Board, whether or not he or she attends such meetings. The secretary shall give or cause to be given, as and when instructed, all notices to shareholders, Directors, officers, auditors and members of committees of the Board. The secretary shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, records and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose. The secretary shall have such other powers and duties as otherwise may be specified.

7.7 TREASURER. The treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation. The treasurer shall render to the Board whenever required an account of all his or her transactions as treasurer and of the financial position of the Corporation. The treasurer shall have such other powers and duties as otherwise may be specified.

7.8 POWERS AND DUTIES OF OFFICERS. The powers and duties of all officers shall be such as the terms of their engagement call for or as the Board or (except for those whose powers and duties are to be specified only by the Board) the chief executive officer may specify. The Board and (except as aforesaid) the chief executive officer may, from time to time and subject to the provisions of the Act and any Unanimous Shareholder Agreement, vary, add to or limit the powers and duties of any officer. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the Board or the chief executive officer otherwise directs.

7.9 TERM OF OFFICE. Subject to any Unanimous Shareholder Agreement, the Board, in its discretion, may remove any officer of the Corporation. Otherwise, each officer appointed by the Board shall hold office until his or her successor is appointed or until his or her earlier resignation.

7.10 CONFLICT OF INTEREST. An officer shall disclose his or her interest in any material contract or transaction or proposed material contract or transaction with the Corporation in accordance with Section 4.9.

7.11 FIDELITY BONDS. The Board may require such officers, employees and agents of the Corporation as the Board deems advisable to furnish bonds for the faithful discharge of their duties, in such form and with such surety as the Board may from time to time prescribe.

SECTION 8 - PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

8.1 LIMITATION OF LIABILITY. Every Director and officer of the Corporation in exercising his or her powers and discharging his or her duties shall act honestly and in good faith with a view to the best interests of the Corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Subject to the foregoing, no Director or officer shall be liable for the acts, omissions, failures, neglects or defaults of any other Director, officer or employee, or for joining in any act for conformity, or for any loss, damage or expense suffered or incurred by the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his or her part, or for any other loss, damage or misfortune which shall happen in the execution of the duties of his or her office or in relation thereto. Nothing herein shall relieve any Director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

8.2 INDEMNITY.

(1) The Corporation shall indemnify a Director or officer of the Corporation, a former director or officer of the Corporation or another individual who acts or acted at the Corporation's request as a director or officer (or an individual acting in a similar capacity) of another entity, against all costs, charges and expenses, including, without limitation, an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity.

(2) The Corporation shall advance monies to a Director, officer or other individual for the costs, charges and expenses of a proceeding referred to in
Section 8.2(1). The individual shall repay the monies if he or she does fulfil the conditions of Section 8.2(3).

(3) The Corporation shall not indemnify an individual under Section 8.2(1) unless he or she:

     (a) acted honestly and in good faith with a view to the best interests of the Corporation or, as the case may be, to the best interests of the other entity for which he or she acted as a Director or officer or in a similar capacity at the Corporation's request; and

     (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing that his or her conduct was lawful.

(4) The Corporation shall also indemnify the individual referred to in Section 8.2(1) in such other circumstances as the Act or law permits or requires. Nothing in these By-laws shall limit the right of any person entitled to indemnity to claim indemnity apart from the provisions of these By-laws.

8.3 INSURANCE. Subject to the Act, the Corporation may purchase and maintain such insurance for the benefit of any individual referred to in Section 8.2(1) as the Board may from time to time determine.

SECTION 9 - SECURITIES

9.1 OPTIONS OR RIGHTS. Subject to the Act, the Articles and any Unanimous Shareholder Agreement, the Board may from time to time issue or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the Board shall determine, except that no share shall be issued until it is fully paid as provided by the Act.

9.2 SECURITIES REGISTER. The Corporation shall prepare and maintain, at its registered office or, subject to the Act, at any other place designated by the Board, a securities register in which it records the securities issued by it in registered form, showing with respect to each class or series of securities:

     (a)  the names, alphabetically arranged, of each person who:

          (i) is or has been registered as a shareholder of the Corporation, the latest known address including, without limitation, the street and number, if any, of every such person while a holder, and the number and class of shares registered in the name of such holder; or

          (ii) is or has been registered as a holder of debt obligations of the Corporation, the latest known address including, without limitation, the street and number, if any, of every such person while a holder, and the class or series and principal amount of the debt obligations registered in the name of such holder; and

     (b)  the date and particulars of the issue and transfer of each security.

9.3 REGISTRATION OF TRANSFERS. Subject to the Act, no transfer of a share shall be registered in a securities register except on presentation of the certificate representing the share with an endorsement which complies with the Act made on or delivered with it duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the Board may from time to time prescribe, on payment of all applicable taxes and any reasonable fees prescribed by the Board, on compliance with the restrictions on issue, transfer or ownership authorized by the Articles or any Unanimous Shareholder Agreement and on satisfaction of any lien referred to in Section 9.10.

9.4 TRANSFER AGENTS AND REGISTRARS. The Board may from time to time, in respect of each class of securities issued by it, appoint one or more trustees, transfer or other agents to keep the securities register and a registrar, trustee or agent to maintain a central securities register of issued security certificates and may appoint one or more persons or agents to keep branch registers, and, subject to the Act, one person may be appointed to keep the securities register and the records of issued security certificates. Such a person may be designated as transfer agent or registrar according to its functions, and one person may be designated both registrar and transfer agent. The Board may at any time terminate such appointment.

9.5 NON-RECOGNITION OF TRUSTS. Subject to the Act, the Corporation may treat the registered holder of any security as the person exclusively entitled to vote, to receive notices, to receive any dividend or other payments in respect of the security, and otherwise to exercise all the rights and powers of an owner of the security.

9.6 SECURITY CERTIFICATES.

(1) Every holder of one or more securities of the Corporation shall be entitled, at his or her option, to a security certificate, or to a non-transferable written certificate of acknowledgement of his or her right to obtain a security certificate, stating the number and class or series of shares held by him or her as shown on the securities register. The certificates shall be in such form as the Board may from time to time approve and need not be under the corporate seal. Unless otherwise ordered by the Board, any such certificate shall be signed by at least one of the following persons, or the signature shall be printed or otherwise mechanically reproduced on the certificate:

     (a)  a Director or officer of the Corporation;

     (b) a registrar, transfer agent or branch transfer agent of the Corporation, or an individual on their behalf; and

     (c)  a trustee who certifies it in accordance with a trust indenture.

(2) Unless the Board otherwise determines, certificates in respect of which a transfer agent or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent or registrar.

(3) Signatures of signing officers may be printed or mechanically reproduced in facsimile upon security certificates and every such facsimile shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A security certificate executed as aforesaid shall be valid notwithstanding that the person has ceased to be a Director or an officer of the Corporation.

9.7 REPLACEMENT OF SECURITY CERTIFICATES. The Board may, in its discretion (or any officer or agent designated by the Board may in his or her discretion), direct the issue of a new share or other such certificate in lieu of and on cancellation of a certificate that has been mutilated, or in substitution for a certificate claimed to have been lost, apparently destroyed or wrongfully taken, on payment of such reasonable fee and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

9.8 JOINT HOLDERS. If two or more persons are registered as joint holders of any security, the Corporation shall not be bound to issue more than one certificate in respect of that security, and delivery of such certificate to one of those persons shall be sufficient delivery to all of them. Any one of those persons may give effectual receipts for the certificate issued in respect of it or for any dividend, interest, bonus, return of capital or other money payable or warrant issuable in respect of that security.

9.9 DECEASED HOLDERS. In the event of the death of a holder, or of one of the joint holders of any security, the Corporation shall not be required to make any entry in the securities register in respect of the death or to make any dividend, interest or other payments in respect of the security except on production of all such documents as may be required by law.

9.10 ENFORCEMENT OF LIEN. If any Defaulting Shareholder defaults in the payment due in respect of any Shareholder Debt when the same becomes due and payable and continues in default for a period of 15 days after the Corporation has given notice in writing of such default to the Defaulting Shareholder:

     (a) the Corporation may sell all or any part of the Liened Shares at a bona fide public or private sale or auction;

     (b) the terms and manner of the auction or sale shall be in the sole discretion of the Corporation;

     (c) the Corporation may accept any offer, which it in its absolute discretion considers advisable upon such terms, whether for cash or credit, or partly cash and partly credit, as it in its discretion considers advisable;

     (d) notice of any public or private sale or auction shall be given to the Defaulting Shareholder at least 15 days prior to the date on which such sale is held;

     (e) the proceeds of such sale shall be used and applied in descending order as follows:

          (i) first, to the cost and expense of such sale incurred by the Corporation, including, without limitation, legal fees, disbursements and charges;

          (ii) second, to reimburse the Corporation for out-of-pocket expenses incurred in connection with the sale;

          (iii) third, for the payment in full of the Shareholder Debt and all other sums due to the Corporation by the Defaulting Shareholder; and

          (iv) the balance, if any, to the Defaulting Shareholder;

     (f) if the proceeds of the sale are insufficient to pay the Shareholder Debt, the Defaulting Shareholder shall remain liable for any such deficiency;

     (g) the Corporation may apply any dividends or other distributions paid or payable on or in respect of the Liened Shares in repayment of the Shareholder Debt;

     (h) where the Liened Shares are redeemable pursuant to the Articles or may be repurchased at a price determined pursuant to the terms of any Unanimous Shareholder Agreement, the Corporation may redeem or repurchase all or any part of the Liened Shares and apply the redemption or repurchase price to the Shareholder Debt; and

     (i) the Corporation may refuse to register a transfer of all or part of the Liened Shares until the Shareholder Debt is paid.

          In exercising one or more of the rights granted in Section 9.10, the Corporation shall not prejudice or surrender any other rights of enforcement of its lien which may by law be available to it, or any other remedy available to the Corporation for collection of the Shareholder Debt, and the Defaulting Shareholder shall remain liable for any deficiency remaining.

SECTION 10 - DIVIDENDS AND RIGHTS

10.1 DIVIDENDS. Subject to the Act and any Unanimous Shareholder Agreement, the Board may from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation. Dividends may be paid in money or property or by the issue of fully paid shares of the Corporation or options or rights to acquire fully paid shares of the Corporation.

10.2 DIVIDEND CHEQUES. A dividend payable in money (less any tax or other amounts required to be deducted or withheld by the Corporation) shall be paid to the order of each registered holder of the shares of the class or series in respect of which it has been declared by cheque in lawful money of Canada at par at any branch in Canada of the Corporation's bankers for the time being or, in respect of any particular holder, by any other means agreed upon between the Corporation and such holder. The mailing of such cheque by ordinary unregistered first class pre-paid mail addressed to a holder at his or her address as it appears in the securities register of the Corporation or, in the event of the address of any such holder not so appearing, then at the last address of such holder known to the Corporation or, in the case of joint holders, to the address of that one of the joint holders whose name stands first in such register, or the payment by such other means shall be deemed to be payment of the dividends represented thereby and payable on such date to the extent of the amount of such payment unless the cheque is not paid upon presentation or payment by such other means is not received.

10.3 NON-RECEIPT OR LOSS OF CHEQUES. In the event of non-receipt or loss of any dividend cheque by the person to whom it is sent, the Corporation shall issue a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the Board may from time to time prescribe, whether generally or in any particular case.

10.4 CURRENCY OF DIVIDENDS. Dividends or other distributions payable in cash may be paid to some shareholders in Canadian currency and to other shareholders in equivalent amounts of a currency or currencies other than Canadian currency. The Board may declare dividends or other distributions in any currency or in alternative currencies and make such provisions as it deems advisable for the payment of such dividends or other distributions.

10.5 RECORD DATE FOR DIVIDENDS AND RIGHTS. The Board may fix in advance a date, preceding by not less than 21 days and more than 60 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, and notice of any such record date shall be given not less than seven days before the record date in the manner provided by the Act. If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to the dividend or right to subscribe is passed by the Board.

10.6 UNCLAIMED DIVIDENDS. Any dividend unclaimed after a period of six years from the date on which it has been declared to be payable shall be forfeited and shall revert to the Corporation.

SECTION 11 - MEETINGS OF SHAREHOLDERS

11.1 ANNUAL MEETINGS. The annual meeting of shareholders shall be held at such time in each year and, subject to Section 11.4, at such place as the Board may from time to time determine, for the purpose of considering the minutes of an earlier meeting, considering the financial statements and reports required by the Act to be placed before the annual meeting, electing Directors, appointing or waiving the appointment of an auditor, fixing or authorizing the Directors to fix the remuneration payable to any such auditor and for the transaction of such other business as may properly be brought before the meeting.

11.2 SPECIAL MEETINGS. The Board shall have power to call a special meeting of shareholders at any time.

11.3 MEETING HELD BY ELECTRONIC MEANS.

(1) Any person entitled to attend a meeting of shareholders may vote and otherwise participate in the meeting by means of a telephonic, electronic or other communication facility made available by the Corporation that permits all participants to communicate adequately with each other during the meeting. A person participating in a meeting of shareholders by such means is deemed to be present at the meeting.

(2) Directors who call (but not shareholders who requisition) a meeting of shareholders may determine that:

     (a) the meeting shall be held, in accordance with the regulations, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting; and

     (b) any vote shall be held, in accordance with the regulations, entirely by means of a telephone, electronic or other communication facility that the corporation has made available for that purpose.

(3) Any vote at a meeting of shareholders may be carried out by means of a telephonic, electronic or other communication facility, if the facility:

     (a) enables the votes to be gathered in a manner that permits their subsequent verification; and

     (b) permits the tallied votes to be presented to the Corporation without it being possible for the Corporation to identify how each shareholder or group of shareholders voted.

11.4 PLACE OF MEETINGS.

(1) Meetings of shareholders shall be held at such place in Canada as the Directors determine or, in the absence of such a determination, at the place where the registered office of the Corporation is located. If all the shareholders entitled to vote at that meeting so agree or the Articles specify a place outside Canada where a meeting of shareholders may be held, a meeting of shareholders of the Corporation may be held outside Canada. A meeting held under
Section 11.3 shall be deemed to be held at the place where the registered office of the Corporation is located.

(2) A shareholder who attends a meeting of shareholders held outside Canada is deemed to have agreed to it being held outside Canada except when the shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held.

11.5 NOTICE OF MEETINGS. Notice of the time and place of each meeting of shareholders shall be given in the manner provided in Section 12 not less than 21 days, and not more than 60 days before the date of the meeting to each Director, to any auditor and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to receive notice of or vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the minutes of an earlier meeting, financial statements and auditor's report, election of directors and reappointment of the incumbent auditor or fixing or authorizing the Directors to fix the remuneration payable to such auditor shall state or be accompanied by a statement of:

     (a) the nature of the business in sufficient detail to permit the shareholders to form a reasoned judgment on it; and

     (b)  the text of any special resolution to be submitted to the meeting.

11.6 LIST OF SHAREHOLDERS ENTITLED TO NOTICE. For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder entitled to vote at the meeting. If a record date for the meeting is fixed pursuant to Section 11.7, the shareholders listed shall be those registered at the close of business on that record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given or, where no such notice is given, on the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared. Where a separate list of shareholders has not been prepared, the names of persons appearing in the securities register at the requisite time as the holder of one or more shares carrying the right to vote at such a meeting shall be deemed to be a list of shareholders.

11.7 RECORD DATE FOR NOTICE. The Board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 60 days and not less than 21 days, as a record date for the determination of the shareholders entitled to notice of the meeting, and notice of any such record date shall be given not less than seven days before the record date, by advertisement in a newspaper published or distributed in the place where the Corporation has its registered office and in each place in Canada where it has a transfer agent or where a transfer of the Corporation's shares may be recorded, and, where applicable, by written notice to each stock exchange in Canada on which the Corporation's shares are listed for trading unless notice of the record date is waived in writing by every holder of a share of the class or series affected whose name is set out in the securities register of the Corporation at the close of business on the day the Directors fix the record date. If no such record date is so fixed, the record date for the determination of the shareholders entitled to receive notice of the meeting shall be at the close of business on the day preceding the day on which the notice is given or, if no notice is given, shall be the day on which the meeting is held.

11.8 MEETINGS WITHOUT NOTICE. A meeting of shareholders may be held without notice at any time and place permitted by the Act if:

     (a) all the shareholders entitled to vote at the meeting are present in person or duly represented or if those not present or represented waive notice of or otherwise consent to the meeting being held; and

     (b) the auditor and the Directors are present or waive notice of or otherwise consent to the meeting being held,

so long as the shareholders, auditor or Directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. At a meeting held under this Subsection, any business may be transacted which the Corporation may transact at a meeting of shareholders.

11.9 CHAIRPERSON, SECRETARY AND SCRUTINEERS. The chairperson of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting: chairperson of the Board; managing director; president; or a vice-president who is a shareholder. If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their numbers to be chairperson. If the secretary of the Corporation is absent, the chairperson shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairperson with the consent of the meeting.

11.10 PERSONS ENTITLED TO BE PRESENT. The only persons entitled to be present at a meeting of the shareholders shall be those entitled to attend or vote at the meeting, the Directors, auditor, legal counsel of the Corporation and others who, although not entitled to attend or vote, are entitled or required under any provision of the Act, the Articles, By-laws or Unanimous Shareholder Agreement to be present at the meeting. Any other person may be admitted only on the invitation of the chairperson of the meeting or with the consent of the meeting.

11.11 QUORUM. Subject to any Unanimous Shareholder Agreement, a quorum for the transaction of business at any meeting of shareholders, shall be two persons present in person, each being a shareholder entitled to vote thereat, or a duly appointed proxyholder or representative for a shareholder so entitled, holding not less than twenty-five percent (25%) in number of the outstanding shares of the capital of the Corporation entitled to vote at the meeting. A quorum need not be present throughout the meeting provided that a quorum is present at the opening of the meeting. If a quorum is not present at the time appointed for the meeting or within a reasonable time after that the shareholders may determine, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business.

11.12 RIGHT TO VOTE. Every person named in the list referred to in Section 11.6 shall be entitled to vote the shares shown on the list opposite his or her name at the meeting to which the list relates.

11.13 PROXY HOLDERS AND REPRESENTATIVES. Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxy holders, as his or her nominee to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing or electronic signature executed by the shareholder or his or her attorney and shall conform to the requirements of the Act. Alternatively, every shareholder that is a body corporate or other legal entity may authorize by resolution of its directors or governing body an individual to represent it at a meeting of shareholders and that individual may exercise on the shareholder's behalf all the powers it could exercise if it were an individual shareholder. The authority of such an individual shall be established by depositing with the Corporation a certified copy of the resolution, or in such other manner as may be satisfactory to the secretary of the Corporation or the chairperson of the meeting. Any such proxyholder or representative need not be a shareholder. The proxy is valid only at the meeting in respect of which it is given or any adjournment thereof.

11.14 TIME FOR DEPOSIT OF PROXIES. The Board may fix a time not exceeding 48 hours, excluding non-business days, preceding any meeting or adjourned meeting of shareholders before which time proxies to be used at the meeting must be deposited with the Corporation or its agent, and any time so fixed shall be specified in the notice calling the meeting. A proxy shall be acted on only if, before the time so specified, it has been deposited with the Corporation or its agent specified in the notice or if, no such time having been specified in the notice, it has been received by the secretary of the Corporation or by the chairperson of the meeting before the time of voting.

11.15 JOINT SHAREHOLDERS. If two or more persons hold shares jointly, any one of them present in person or duly represented at a meeting of shareholders may, in the absence of the other or others, vote the shares, but, if two or more of those persons are present in person or represented and vote, they shall vote as one the shares jointly held by them.

11.16 VOTES TO GOVERN. At any meeting of shareholders, every question shall, unless otherwise required by the Articles, By-laws, any Unanimous Shareholder Agreement or by law, be determined by a majority of the votes cast on the question.

11.17 CASTING VOTE. In case of an equality of votes at any meeting of shareholders either on a show of hands or on a poll, the chairperson of the meeting shall not, subject to any Unanimous Shareholder Agreement, be entitled to a second or casting vote.

11.18 SHOW OF HANDS. Subject to the Act, any question at a meeting of shareholders shall be decided by a show of hands, unless a ballot is required or demanded as provided. On a show of hands, every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands has been taken on a question, unless a ballot is demanded, an entry in the minutes of a meeting of shareholders to the effect that the chairperson declared a resolution to be carried or defeated is, in the absence of proof to the contrary, proof of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.19 BALLOTS. On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken on it, the chairperson may require a ballot or any person who is present and entitled to vote on the question at the meeting may demand a ballot. A ballot so required or demanded shall be taken in such manner, as the chairperson shall direct. A requirement or demand for a ballot may be withdrawn at any time before the taking of the ballot. If a ballot is taken, each person present shall be entitled, in respect of the shares which he or she is entitled to vote at the meeting on the question, to that number of votes provided by the Act or the Articles, and the result of the ballot so taken shall be the decision of the shareholders on the question.

11.20 ADJOURNMENT. The chairperson at a meeting of shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place. If a meeting of shareholders is adjourned for
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                                      -21-

less than 30 days, it will not be necessary to give notice of the adjourned meeting, other than by announcement at the original meeting that is adjourned. Subject to the Act, if a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

11.21 RESOLUTION IN LIEU OF MEETING. A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders unless, in accordance with the Act:

     (a) in the case of the resignation or removal of a Director, or the appointment or election of another person to fill the place of that Director, a written statement is submitted to the Corporation by the Director giving the reasons for his or her resignation or the reasons why he or she opposes any proposed action or resolution for the purpose of removing him or her from office or the election of another person to fill the office of that Director; or

     (b) in the case of the removal or resignation of an auditor, or the appointment or election of another person to fill the office of auditor, representations in writing are made to the Corporation by that auditor concerning its proposed removal, the appointment or election of another person to fill the office of auditor or its resignation.

11.22 ONLY ONE SHAREHOLDER. Where the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or duly represented constitutes a meeting.

SECTION 12 - NOTICES

12.1 METHOD OF GIVING NOTICES. Any notice (which term includes, without limitation, any communication or document) to be given (which term includes, without limitation, sent, delivered or served) pursuant to the Act, the regulations, the Articles, the By-laws, any Unanimous Shareholder Agreement or otherwise to a shareholder, Director, officer, auditor or member of a committee of the Board shall be sufficiently given if delivered personally to the person to whom it is to be given or if mailed to him or her at his or her recorded address by prepaid, ordinary or air mail, or if sent to him or her at his or her recorded address by means of any telephonic, electronic or other communication facility. A notice so delivered shall be deemed to have been given when it is delivered personally and a notice so mailed shall be deemed to have been given on the fifth day after it is deposited in a post office or public letterbox. A notice sent by any means of electronic or recorded telephonic communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency. The secretary may change or cause to be changed the recorded address of any shareholder, Director, officer, auditor or member of a committee of the Board in accordance with any information believed by him or her to be reliable.

12.2 NOTICE TO JOINT SHAREHOLDERS. If two or more persons are registered as joint holders of any share, any notice may be addressed to all such joint holders, but notice addressed to one of those persons shall be sufficient notice to all of them.
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                                      -22-

12.3 COMPUTATION OF TIME. In computing the period of days when notice must be given under any provision requiring a specified number of days notice of any meeting or other event, the period shall be deemed to begin on the day following the event that began the period and shall be deemed to end at midnight of the last day of the period, except that, if the last day of the period falls on a non-business day, the period shall end at midnight on the day next following that is not a non-business day.

12.4 UNDELIVERED NOTICES. If any notice given to a shareholder pursuant to
Section 12.1 is returned on two consecutive occasions because such shareholder cannot be found, the Corporation shall not be required to give any further notices to that shareholder until he or she informs the Corporation in writing of his or her new address.

12.5 OMISSIONS AND ERRORS. The accidental omission to give any notice to any shareholder, Director, officer, auditor or member of a committee of the Board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance of the notice shall not invalidate any action taken at any meeting held pursuant to the notice or otherwise founded on it.

12.6 PERSONS ENTITLED BY DEATH OR OPERATION OF LAW. Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of the share which has been duly given to the shareholder from whom he or she derives his or her title to the share before his or her name and address is entered on the securities register (whether the notice was given before or after the happening of the event on which he or she became so entitled) and before he or she furnished the Corporation with the proof of authority or evidence of his or her entitlement prescribed by the Act.

12.7 WAIVER OF NOTICE. Any shareholder, proxyholder or other person entitled to notice of or attend a meeting of shareholders, Director, officer, auditor or member of a committee of the Board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him or her under the Act, the regulations, the Articles, the By-laws, any Unanimous Shareholder Agreement or otherwise, and that waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in the giving or in the time of the notice, as the case may be. Any such waiver or abridgement shall be in writing, except a waiver of notice of a meeting of shareholders or of the Board or a committee of the Board, which may be given in any manner.

SECTION 13 - EFFECTIVE DATE

13.1 EFFECTIVE DATE. These By-laws shall come into force when made by the Board in accordance with the Act.

13.2 PARAMOUNTCY. In the event of any conflict between any provision of these By-laws and any provision of any Unanimous Shareholder Agreement, the provision of the Unanimous Shareholder Agreement shall prevail to the extent of the conflict, and the Directors and the shareholders shall amend these By-laws accordingly.
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                                      -23-

13.3 REPEAL. All previous By-laws of the Corporation are repealed as of the coming into force of these By-laws. The repeal shall not affect the previous operation of any By-laws so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under, or the validity of any contract or agreement made pursuant to, or the validity of any Articles or predecessor charter documents of the Corporation obtained pursuant to, any such By-laws before its repeal. All officers and persons acting under any By-laws so repealed shall continue to act as if appointed under the provisions of these By-laws, and all resolutions of the shareholders or the Board or a committee of the Board with continuing effect passed under any repealed By-laws shall continue to be good and valid except to the extent inconsistent with these By-laws and until amended or repealed.

     MADE by the Board of Directors, this         day of ,               2003.



/s/ Pierre St. Arnaud                        /s/ David Adams
----------------------------------         ------------------------------------
President                                                     Secretary